                                                                EXHIBIT 10.110

                       SUBDIVISION IMPROVEMENT AGREEMENT

        THIS AGREEMENT, made and entered into this 17th day of December 1996 by and between Preferred Equities Corporation (hereinafter referred to as "DEVELOPER"), party of the first part, and the BOARD OF COUNTY COMMISSIONERS OF THE COUNTY OF NYE, STATE OF NEVADA (hereinafter referred to as "BOARD"), party of the second part,

                                  WITNESSETH:

        WHEREAS, at a regular meeting of the BOARD, held on the 17th day of December, 1996, the DEVELOPER submitted a final Subdivision Map entitled "Calvada North Unit 1, Block 37, Lot 262," Assessor's parcel number 30-551-02, consisting of 16 lots, located within the Town of Pahrump, Nye County, Nevada; and

        WHEREAS, approval of said final Subdivision Map was conditioned upon, and subject to, certain improvements required by the laws of the State of Nevada, the ordinances of the County of Nye, or in order to provide for the health, safety, welfare and morals of the citizens of Nye County; and

        WHEREAS, said final Subdivision Map has been examined by Nye County and found to be in compliance with current laws and ordinances in effect as of the date of this Agreement, excepting that certain required improvements have not been completed.

        NOW, THEREFORE, in consideration of the approval of said final Subdivision Map by the BOARD, DEVELOPER promises and agrees, at no expense to Nye County nor its citizens, to complete the following improvements:

1.      IMPROVEMENTS

        The estimated cost of roads, water system, sewer system and surveying is provided by Crosby, Mead, Benton and Associates (see Exhibit A).

1.1     ROADS

Developer shall improve all portions of streets and roads which appear on said map in conformance with plans submitted to, and approved by, the


                                      -1-                      2 of 2 Originals

Public Works Department.

                                        Cost: $8,865.00

1.2     ON-SITE SEWER SYSTEM LINES

Developer shall construct all sewer lines in conformance with plans and specifications approved by the Nevada Division of Health.

                                        Cost: $19,914.50

1.3     ON-SITE WATER SYSTEM LINES

Developer shall construct water system lines in conformance with plans and specifications approved by the Nevada Division of Health.

                                        Cost: $19,473.50

1.4     SURVEYING

Developer shall cause each lot to be properly surveyed and monumented in accordance with Nevada Revised Statutes.

                                        Cost: $800.00

               Total Cost of Improvements: $49,053.00

2.      SECURITY

        The complete performance of construction of the roads, water system, sewer system and surveying is secured by: A Performance Bond numbered 149-37-87 and dated Dec 19, 1996 (see Exhibit B) in the amount of $56,410.95, representing 115% of the estimated cost of said improvements.

3.      APPROVAL OF WORK AFTER INSPECTION

        Whenever an authorized representative of the BOARD inspects portions of work as mentioned above, and finds the work performed to be in a satisfactory condition for inclusion in the completed project, the BOARD's representative shall issue a statement of inspection that shall approve the work.


                                      -2-                     2 of 2 Originals

        Inspection and approval of any item of work shall not forfeit the right of the BOARD to require the corrections of workmanship quality or materials at any time during the course of work, although previously approved by oversight.

        The BOARD shall have the right to require reasonable corrections by the Developer of any improvements contained in this Agreement that does not conform to present State and County standards, specifications, or ordinances even though the plans for the improvement in question may have been approved by the BOARD's representative. DEVELOPER must provide the BOARD copies of all reports, tests, inspections, etc. that are required to be provided to state agencies. Also, DEVELOPER must provide written certification that the construction was completed in accordance with plans and specifications.

4.      MAP REQUIREMENTS ON COMPLETION OF IMPROVEMENTS

        Upon completion of all of the improvements required within this Agreement, the DEVELOPER shall furnish the BOARD with a map that shall accurately indicate the location of manholes; the location, size, and depth of sewer mains, underground water, power, and other lines if any with street plans and profiles for same.

5.      TIME LIMIT FOR COMPLETION OF IMPROVEMENTS

        All of the improvements as set forth in the above paragraphs shall be completed no later than three (3) years from the date of this Agreement, failing which the BOARD may, at its option, avail itself of the security provided for the enforcement hereof to cause such improvements to be made by an independent contractor at the expense of the DEVELOPER or the security.

6.      LIABILITY OF DEVELOPER

        DEVELOPER shall save and hold the BOARD harmless and free from any suit or cause of action, claim or demand, which may be brought or made against the DEVELOPER or its successor in interest or its purchaser by any third party arising from the performance or


                                      -3-                      2 of 2 Originals
nonperformance of the construction of the subdivision improvements as provided herein or any and all other conditions of this Agreement.

        DEVELOPER shall furthermore continue to be liable to the BOARD for the performance of all terms and conditions of this Agreement regardless of the DEVELOPER's failure to continue work under this Agreement or assignment of its rights to do such work and regardless of the status of ownership of the real property or any portion thereof made the subject of the final Subdivision Map of the Subdivision referred to in this Agreement.

        In the event the BOARD is required to institute legal action to compel performance of this Agreement, or to defend any suit or claim, or liability resulting from or arising out of this Agreement, DEVELOPER shall pay to the BOARD all reasonable attorney's fees, costs of suit, and all other expenses of litigation incurred by the BOARD in connection therewith.

7.      SUCCESSORS OF DEVELOPER

        This Agreement shall be binding upon, and inure to the benefit of all heirs, executors, administrators, successors, assigns, or purchasers of the respective parties to this Agreement, and all terms and conditions contained herein shall be equally binding on said heirs, executors, administrators, successors, assigns, or purchasers.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


COUNTY OF NYE                                   DEVELOPER

/s/ CAMERON MCRAE                               /s/ FREDERICK H. CONTE
-----------------------------                   ------------------------------
Cameron McRae, Chairman                         Frederick H. Conte
Board of County Commissioners                   Executive Vice President &
                                                Chief Operating Officer,
                                                Preferred Equities Corporation
ATTEST:

/s/ SANDRA L. MERLINO, DEPUTY
-----------------------------
Arte Robb, County Clerk and
Ex-Officio Clerk of the Board


                                      -4-                      2 of 2 Originals

                                                                EXHIBIT A
                                                                1 OF 2



                           Improvement Bond Estimates
                        for the following subdivisions:



                         Calvada North Unit 1, Block 37
                         Calvada North Unit 1, Block 57
                         Calvada North Unit 3, Block 24
                        Calvada Valley Unit 4a, Block 5
                       Country Place II, Unit 4, Block 17
                             Calvada Meadows Unit 4





                  Prepared by: Crosby Mead Benton & Associates
                               6345 Balboa Blvd., Suite 140
                               Encino, CA 91316
                               (818) 343-5384



                                     [SEAL]

                                                                       EXHIBIT A
                                                                     PAGE 2 OF 2

12/16/96                                                                  PAGE 1

                              CALVADA VALLEY NORTH
                         UNIT NO. 1, BLOCK 37, LOT 262

STREET IMPROVEMENTS
-------------------
DESCRIPTION                              QTY UNIT      UNIT PRICE      TOTAL
6" Gravel Road incl/Grading               985 LF             9.00      8,865.00

           TOTAL STREET IMPROVEMENTS                                   8,865.00

SEWER SYSTEM
------------
DESCRIPTION                              QTY UNIT      UNIT PRICE      TOTAL
 8" PVC                                   612 LF            15.00      9,180.00
12" PVC                                   337 LF            18.50      6,234.50
Manholes                                    3 EA          1500.00      4,500.00

           TOTAL SEWER SYSTEM                                         19,914.50

WATER SYSTEM
------------
DESCRIPTION                              QTY UNIT      UNIT PRICE      TOTAL
 8" PVC                                   633 LF            15.00      9,495.00
10" PVC                                   342 LF            16.75      5,728.50
 8" Water Valve                             1 EA           550.00        550.00
10" Water Valve                             1 EA           750.00        750.00
10" Tee                                     1 EA           450.00        450.00
Road crossing                               1 EA           500.00        500.00
Fire Hydrants Assembly                      1 EA         2,000.00      2,000.00

           TOTAL WATER SYSTEM                                         19,473.50

FIELD SURVEY
------------
DESCRIPTION                              QTY UNIT      UNIT PRICE      TOTAL
Survey Monuments                        16 EA/LOT           50.00        800.00

           TOTAL FIELD SURVEY                                            800.00

           SUBTOTAL CONSTRUCTION COSTS                                49,053.00

           15% CONTINGENCY                                             7,357.95

           TOTAL CONSTRUCTION COSTS                                   56,410.95
                                                                   ------------

                                                                EXHIBIT B
                                                                1 OF 2


                                     [LOGO]

                         INSURANCE COMPANY OF THE WEST
                                 P.O. Box 85563
                            San Diego, CA 92186-5563

                                                             Bond No. 149-37-87

Subdivision Bond

Faithful Performance--Public Works


                                SUBDIVISION BOND

KNOW ALL MEN BY THESE PRESENTS: That PREFERRED EQUITIES CORPORATION, as Principal, and the INSURANCE COMPANY OF THE WEST, a corporation organized and existing under the laws of the State of California and authorized to transact surety business in the State of NEVADA as Surety, are held and firmly bound unto COUNTY OF NYE, NEVADA in the sum of FIFTY-SIX THOUSAND FOUR HUNDRED TEN DOLLARS AND 95/100 Dollars ($56,410.95), for the payment whereof, well and truly to be made, said Principal and Surety bind themselves, their heirs, administrators, successors and assigns, jointly and severally, firmly by these presents.

        The condition of the foregoing obligation is such that, whereas the above bounden Principal has entered into a contract dated DECEMBER 17, 1996, with the COUNTY OF NYE, NEVADA to do and perform the following work, to wit:

                OFFSITE IMPROVEMENTS AT CALVADA VALLEY NORTH
                UNIT NO. 1, BLOCK 37, LOT 262 LOCATED WITHIN
                NYE COUNTY, NEVADA

        NOW, THEREFORE, if the above bounden Principal shall well and truly perform the work contracted to be performed under said contract, then this obligation shall be void; otherwise to remain in full force and effect.

        SIGNED and SEALED this 19TH day of DECEMBER, 1996.

Witness:


BY:                                     PREFERRED EQUITIES CORPORATION
   ------------------------------
                                        BY: /s/ [ILLEGIBLE]
COUNTERSIGNED THIS 19TH DAY OF              -------------------
DECEMBER, 1996                                   Principal

BY: /s/   [ILLEGIBLE]                   INSURANCE COMPANY OF THE WEST
    ---------------------
        (NEVADA AGENT)                  /s/ DEBBIE K. BAILEY
                                            ----------------------------------
Sedgwick James of Nevada                    DEBBIE K. BAILEY  ATTORNEY-IN-FACT
------------------------

                                                                      EXHIBIT B
                                                                    PAGE 2 OF 2

                         INSURANCE COMPANY OF THE WEST
                       HOME OFFICE: SAN DIEGO, CALIFORNIA

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That INSURANCE COMPANY OF THE WEST, a California Corporation, does hereby appoint:

                                DEBBIE K. BAILEY

its true and lawful Attorney(s)-in-Fact, with full power and authority, to execute, on behalf of the Company, fidelity and surety bonds, undertakings, and other contracts of suretyship of a similar nature.

This Power of Attorney is granted and is signed and sealed by facsimile under the authority of the following Resolution adopted by the Board of Directors on the 22nd day of November, 1994, which said Resolution has not been amended or rescinded and of which the following is a true copy:

        "RESOLVED, that the Chairman of the Board, the President, an Executive Vice President or a Senior Vice President of the Company, and each of them, is hereby authorized to execute Powers of Attorney qualifying the attorney named in the given Power of Attorney to execute on behalf of the Company, fidelity and surety bonds, undertakings, or other contracts of suretyship of a similar nature; and to attach thereto the seal of the Company; provided however, that the absence of the seal shall not affect the validity of the instrument.

        FURTHER RESOLVED, that the signatures of such officers and the seal of the Company, and the signatures of any witnesses, the signatures and seal of any notary, and the signatures of any officers certifying the validity of the Power of Attorney, may be affixed by facsimile."

IN WITNESS WHEREOF, INSURANCE COMPANY OF THE WEST has caused these presents to be signed by its duly authorized officers this 7th day of September 1995.

                                        INSURANCE COMPANY OF THE WEST
[INSURANCE COMPANY OF THE WEST
       CORPORATE SEAL]
                                        /s/ JOHN L. HANNUM
                                        -------------------------------------
                                        John L. Hannum, Senior Vice President

STATE OF CALIFORNIA
                        SS.
COUNTY OF SAN DIEGO


        On September 7th, 1995 before me, personally appeared John L. Hannum, Senior Vice President of INSURANCE COMPANY OF THE WEST, personally known to me to be the individual and officer who executed the within instrument, and acknowledged to me that he executed the same in his official capacity and that by his signature on the instrument, the corporation, on behalf of which he acted, executed the instrument.

WITNESS my hand and official seal.

[NOTARY PUBLIC-CALIFORNIA               /s/ NORMA PORTER
 SAN DIEGO COUNTY SEAL]                 ----------------
                                          Notary Public

CERTIFICATE:

        I, E. Harned Davis, Vice President of INSURANCE COMPANY OF THE WEST, do hereby certify that the original POWER OF ATTORNEY, of which the foregoing is a true copy, is still in force and effect, and that this certificate may be signed by facsimile under the authority of the above quoted resolution.

        IN WITNESS WHEREOF, I have subscribed my name as Vice President, on this 19TH day of DECEMBER 1996.

                                        INSURANCE COMPANY OF THE WEST
[INSURANCE COMPANY OF THE WEST
       CORPORATE SEAL]                  /s/ E. HARNED DAVIS
                                        -------------------------------
                                        E. Harned Davis, Vice President

ICW 37 Official Records Nye County Nevada Requested by: Preferred Equities Corp. 01/02/97 3:36 PM
                                        Naoma Lydon Recorder
                                        Fee: $14.00 State: $      Dep: tp